Exhibit 10.1
AMENDMENT NO. 2 TO
NOTE PURCHASE AGREEMENT
(2011)

This AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this "Amendment"), is dated as of June 29, 2016, by and among Sovran Self Storage, Inc., a Maryland corporation ("Sovran") and Sovran Acquisition Limited Partnership, a Delaware limited partnership ("SALP, and together with Sovran, the "Obligors") and the Required Holders.  Capitalized terms used but not defined herein have the meanings given to them in the Note Purchase Agreement (as defined below).
RECITALS
WHEREAS, the Obligors issued $100,000,000 aggregate principal amount of its 5.54% Senior Guaranteed Notes, Series D, due August 5, 2021 (the "Notes") pursuant to that certain Note Purchase Agreement dated as of August 5, 2011 (together with all schedules, annexes and exhibits thereto, the "Note Purchase Agreement") among the Obligors, and each of the purchasers named on Schedule A thereto; and
WHEREAS, the Borrower and the noteholders party hereto desire to amend certain provisions of the Note Purchase Agreement on the terms and conditions contained herein; and
WHEREAS, in accordance with Section 17.1 of the Note Purchase Agreement, the provisions of the Note Purchase Agreement being amended pursuant to Section 2 hereof may be amended with the written consent of the Obligors and the Required Holders.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.  Incorporation of Recitals.  The above Recitals are hereby confirmed by the parties hereto and incorporated into this Amendment in their entirety.
Section 2.  Amendments to Note Purchase Agreement.  Upon the effectiveness of this Amendment, the Note Purchase Agreement is hereby amended as follows:
(a)	Section 10.17 of the Note Purchase Agreement shall be replaced in its entirety as follows: "Section 10.17. [Intentionally Omitted.]"
(b)
Section 11(g) of the Note Purchase Agreement shall be replaced in its entirety as follows:

"(g)            (i) either Obligor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt other than the Notes that is outstanding in an aggregate principal amount in excess of the Debt Threshold beyond any period of grace provided with respect thereto, or (ii) either Obligor or any Subsidiary is in default in the performance of or compliance with any material term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount in excess of the Debt Threshold or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests or the exercise by either Obligor or any Subsidiary of a contractual right to prepay such Debt), either Obligor or any Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the Debt Threshold; or"

(c)
The definition of "Capitalization Rate" set forth in Schedule B to the Note Purchase Agreement shall be replaced in its entirety as follows:

""Capitalization Rate" means a rate equal to seven and one-quarter of one percent (7.25%)."

(d)
The definition of "Consolidated Assumed Amortizing Unsecured Debt Service Charges" set forth in Schedule B to the Note Purchase Agreement shall be replaced in its entirety as follows:

""Consolidated Assumed Amortizing Unsecured Debt Service Charges" means, as of any date of determination, an amount equal to the actual interest and principal payments for the immediately preceding six month period on all Unsecured Debt of the Obligors and their respective Subsidiaries for borrowed money or in respect of reimbursement obligations for letters of credit, guaranty obligations or Capitalized Leases, whether direct or contingent, which is outstanding on such date."

(e)
Schedule B to the Note Purchase Agreement is amended by adding the following definition of "Debt Threshold" in the appropriate alphabetical location:

""Debt Threshold" means $10,000,000, provided, however, if the Bank Credit Agreement is at any time amended such that an event of default would occur under the Bank Credit Agreement if there is cross default in an amount greater than $10,000,000, the reference to $10,000,000 in this definition shall be replaced by such new amount in the Bank Credit Agreement, up to a maximum of $25,000,000."

Section 3.  Effect of Amendment.  This Amendment shall be fully effective and binding on all the parties hereto and all holders of the Notes as of the date hereof upon the execution and delivery of this Amendment by the Obligors and the Required Holders (the "Effective Date").  The Obligors will deliver executed or true and correct copies of this Amendment to each holder of outstanding Notes promptly following the date on which it is executed and delivered by all the necessary parties hereto.
Section 4.  Ratification.  Except as specifically set forth in this Amendment, the terms of the Note Purchase Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and affirmed, in their entirety.
Section 5.  Representation of Authority.  By execution and delivery of this Amendment, each party hereby represents and warrants to the other parties that the person executing this Amendment for such party is duly authorized to execute this Amendment on behalf of such party.
Section 6.  Representations and Warranties of the Obligors.  To induce the Required Holders to execute and deliver this Amendment, each of the Obligors represents and warrants to the holders of the Notes that on the date hereof:
(a)
Authorization, Etc.  This Amendment has been duly authorized by all necessary corporate or partnership action on the part of it, and the Note Purchase Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and (ii) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)
Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by it of this Amendment will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of a Lien in respect of any property of it under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement, limited liability company agreement or any other agreement or instrument to which it is bound or by which it or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to it or (iii) violate any provision of any statute or other rule or regulations of any Governmental Authority applicable to it.

(c)
Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Amendment, except any that have been obtained and are in full force and effect.

(d)	No Default. As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.
(e)
No Fees.  It has not, nor has any Subsidiary or Affiliate of it, directly or indirectly, paid or caused to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Obligors or any Subsidiary Guarantor as consideration for or as an inducement to the entering into by any such creditor of any amendment or other modification to any credit facility, the effect of which amendment or other modification is to amend or modify any provisions thereof similar to the modifications reflected in this Amendment.

Section. 7.  Fees of Counsel.  The Obligors shall pay the reasonable fees and disbursements of Greenberg Traurig, LLP, as special counsel for the holders of the Notes, relating to the transactions contemplated by this Amendment, as set forth in a statement delivered to the Obligors.
Section 8.  Amendment Fee.  The Obligors agree to pay, on or before the date of this Amendment, an amendment fee to each holder of Notes in the amount of .10% (ten basis points) on the principal amount of Notes held by such holders.
Section 9.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
Section 10.  Governing Law.  This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require or permit the application of the laws of a jurisdiction other than such State.
Section 11.  Electronic Delivery.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in "portable document format" (".pdf") form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; next page is signature page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

OBLIGORS:

SOVRAN SELF STORAGE, INC.

By:            /s/ Andrew J. Gregoire
      Name:  Andrew J. Gregoire
      Title:     Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:  Sovran Holdings, Inc., its general partner

By:            /s/ Andrew J. Gregoire
      Name:  Andrew J. Gregoire
      Title:     Chief Financial Officer

[Signature Page – Amendment No. 2 to Note Purchase Agreement (2011 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Eric Seward Name: Eric Seward Title: Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:     Prudential Private Placement Investors, L.P.
           (as Investment Advisor)

By:      Prudential Private Placement Investors, Inc.
            (as its General Partner)

By:    /s/ Eric Seward
      Name:  Eric Seward
     Title:     Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:     Prudential Private Placement Investors, L.P.
            (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
            (as its General Partner)

By:    /s/ Eric Seward
      Name:  Eric Seward
     Title:     Vice President

ZURICH AMERICAN INSURANCE COMPANY,

By:     Prudential Private Placement Investors, L.P.
            (as Investment Advisor)

By:     Prudential Private Placement Investors, Inc.
            (as its General Partner)

By:    /s/ Eric Seward
      Name:  Eric Seward
     Title:     Vice President

[Signature Page – Amendment No. 2 to Note Purchase Agreement (2011 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

MINNESOTA LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF
     MICHIGAN
COLORADO BANKERS LIFE INSURANCE COMPANY
GREAT WESTERN INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
AMERICAN FIDELITY ASSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
DEARBORN NATIONAL LIFE INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
NEW ERA LIFE INSURANCE COMPANY
AMERICAN-AMICABLE LIFE INSURANCE
     COMPANY OF TEXAS
IA AMERICAN LIFE INSURANCE COMPANY

BY:   ADVANTUS CAPITAL MANAGEMENT, INC.

By:     /s/ Gregory Ortquist
          Name: Gregory Ortquist
          Title: Vice President

[Signature Page – Amendment No. 2 to Note Purchase Agreement (2011 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: /s/ Thomas P. Shea Name: Thomas P. Shea Title: Managing Director
MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC as Investment Adviser By: /s/ Thomas P. Shea Name: Thomas P. Shea Title: Managing Director
C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser By: /s/ Thomas P. Shea Name: Thomas P. Shea Title: Managing Director

[Signature Page – Amendment No. 2 to Note Purchase Agreement (2011 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.
RIVERSOURCE LIFE INSURANCE COMPANY By: /s/ Thomas W. Murphy Name: Thomas W. Murphy Title: Vice President-Investments

[Signature Page – Amendment No. 2 to Note Purchase Agreement (2011 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.
MTL INSURANCE COMPANY By: Pan-American Life Insurance Group By: /s/ Lisa Baudot Name: Lisa Baudot Title: Vice President, Securities

[Signature Page – Amendment No. 2 to Note Purchase Agreement (2011 Notes)]